EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James Juliano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Ecology Coatings, Inc. on Form 10-Q/A for the quarterly period ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Ecology Coatings, Inc.

By:	/s/James Juliano
James Juliano
Chief Executive Officer (Authorized Officer) August 17, 2012

I, Kevin P. Stolz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Ecology Coatings, Inc. on Form 10-Q/A for the quarterly period ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Ecology Coatings, Inc.

By:	/s/Kevin P. Stolz
Kevin P. Stolz
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) August 17, 2012